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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported).......... May 21, 2001


                             BLACKHAWK BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Wisconsin                     0-18599                   39-1659424
----------------------------    -----------------------     --------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer Number)
  of incorporation)

        400 Broad Street, Beloit, WI                           53511
        ----------------------------                         ---------
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (608) 364-8911
                                                          ---------------


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Item 5.     Other Events.

At a meeting of the Board of Directors of Blackhawk Bancorp, Inc. following the annual shareholder meeting on May 16, 2001, R. Richard Bastian, III, President and COO of Blackhawk Bancorp and President and CEO of its subsidiary, Blackhawk State Bank, was elected to the Boards of Blackhawk Bancorp, Inc. and Blackhawk State Bank The Company issued a Press Release dated May 21, 2001, announcing the appointment, in addition to the results of the annual meeting, which is attached as an exhibit.


Item 7.     Financial Statements and Exhibits

Exhibit                                     Incorporated by        Filed
Number            Description               Reference to           Herewith

1.1               Press Release Dated                                 X
                  May 21, 2001


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BLACKHAWK BANCORP, INC.

Date:  May 30, 2001                        By:  /S/  Dennis M. Conerton
                                           ----------------------------
                                           Chairman and
                                           Chief Executive Officer